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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             FORM 8-K CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                         April 2, 2003 ( April 1, 2003)

                                MICROISLET, INC.
               (Exact Name of Registrant as Specified in Charter)

            Nevada                                        88-0408274
            ------                                        ----------
(State or Other Jurisdiction of                (IRS Employer Identification No.)
        Incorporation)

                                     0-27035
                                     -------
                            (Commission File Number)

6370 Nancy Ridge Drive, Suite 112, San Diego, California            92121
--------------------------------------------------------            -----
      (Address of Principal Executive Offices)                    (Zip Code)

                                 (858) 657-0287
                                 --------------
              (Registrant's telephone number, including area code)





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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On April 1, 2003, MicroIslet, Inc. entered into a common stock purchase agreement with Fusion Capital Fund II, LLC, a Chicago based institutional investor. Under the agreement, Fusion Capital agreed to buy up to $12.0 million of MicroIslet's common stock over a period of up to 30 months. MicroIslet has the right to control the timing and amount of stock sold to Fusion Capital. Additional information concerning this transaction is contained in the exhibits to this report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
         None

(b)      PRO FORMA FINANCIAL INFORMATION.
         None

(c)      EXHIBITS.

         10.1 Common Stock Purchase Agreement with Fusion Capital Fund II, LLC dated April 1, 2003.

         10.2 Registration Rights Agreement with Fusion Capital Fund II, LLC dated April 1, 2003.

         99.1     Press Release.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MICROISLET, INC.


Date: April 2, 2003                By: /s/ John F. Steel IV
                                       ---------------------------------
                                       John F. Steel IV
                                       Chairman and Chief Executive Officer



                                  EXHIBIT INDEX

EXHIBIT NO.                           DESCRIPTION
-----------                           -----------

   10.1 Common Stock Purchase Agreement with Fusion Capital Fund II, LLC dated April 1, 2003.

   10.2 Registration Rights Agreement with Fusion Capital Fund II, LLC dated April 1, 2003.

   99.1           Press Release.